EXHIBIT 99.1
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[PARAGON TECHNOLOGIES, INC. LOGO]                                           NEWS
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FOR:          IMMEDIATE RELEASE

CONTACT:      Len Yurkovic, Acting CEO
              610-252-3205
              610-252-3102 (Fax)
              www.ptgamex.com
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                  PARAGON TECHNOLOGIES VOLUNTARILY DELISTS AND
                                DEREGISTERS STOCK

                                    - - - - -

EASTON, PA -- April 30, 2009 -- Paragon Technologies, Inc. (NYSE Amex: PTG), a leading supplier of "smart" material handling systems and "software-driven" warehouse and distribution center solutions, today announced that it has filed with the NYSE Amex and the Securities and Exchange Commission (the "SEC") a Form 25 relating to the delisting and deregistration of its common stock. Accordingly, the Company anticipates that trading of its common stock on the NYSE Amex may be suspended on April 30, 2009 and that its common stock will be delisted from the NYSE Amex on or about May 11, 2009, and on or about that date, the Company will file with the SEC a Form 15, Notice of Termination and Suspension of Duty to File, to terminate its reporting obligations under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

When the Form 15 has been filed, the Company's obligations to file certain reports with the SEC, including Forms 10-K, 10-Q and 8-K, will immediately be suspended. The Company expects that the deregistration of its common stock will become effective 90 days after the date the Form 15 is filed with the SEC. The Company is eligible to deregister its common stock because it has fewer than 300 stockholders of record.

Following the delisting and deregistration of the Company's common stock, it is expected that trading of the Company's common stock by continuing stockholders may be effected through privately negotiated transactions or, if the Company qualifies, in the Pink Sheets (a centralized quotation service that collects and publishes market maker quotes for securities). The Company has engaged a market maker who has applied for the quotation of the Company's common stock in the Pink Sheets. The Company has been working with the market maker to have the quotation in the Pink Sheets effective as soon as reasonably possible.

If the Company's common stock is listed and traded in the Pink Sheets, the Company intends to try to comply with rules permitting its common stock to be continuously quoted and traded in the Pink Sheets. However, there is no assurance that either the Company or a market maker will comply with such rules. More information about the Pink Sheets can be obtained from its website at http://www.pinksheets.com.
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                                     [MORE]

We Build Productivity                                          [SI SYSTEMS LOGO]
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      PARAGON TECHNOLOGIES, INC. o 600 Kuebler Road o Easton, PA 18040-9201
                        o 610.252.3205 o Fax 610.252.3102
                                 www.ptgamex.com
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[PARAGON TECHNOLOGIES, INC. LOGO]                                         Page 2
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Len Yurkovic, Acting CEO of Paragon Technologies, commented, "The Company's
Board of Directors previously authorized the delisting and deregistration of the Company's common stock after concluding that the consequences of remaining an SEC-reporting company, including the significant costs associated with regulatory compliance, outweighed the current benefits of public company status to the Company and its stockholders."

Paragon's SI Systems' branded technologies drive productivity at Fortune 1000 companies and the United States Government.



About Paragon Technologies

Paragon Technologies is a leader in integrating material handling systems and creating automated solutions for material flow applications. SI Systems' branded technologies and material handling solutions address unit assembly in manufacturing operations and order fulfillment applications. One of the top material handling systems suppliers worldwide, SI Systems' leading clients have included the United States Postal Service, BMG, Peterbilt, Honda, and Maybelline.

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Cautionary Statement. Certain statements contained herein are not based on historical fact and are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and the Securities and Exchange Commission rules, regulations and releases. Paragon intends that such forward-looking statements be subject to the safe harbors created hereby. Among other things, the forward-looking statements regard Paragon's earnings, liquidity, financial condition, review of strategic alternatives, and other matters. Words or phrases denoting the anticipated results of future events, such as "anticipate," "does not anticipate," "should help to," "believe," "estimate," "is positioned," "expects," "may," "will," "is expected," "should," "continue," and similar expressions that denote uncertainty, are intended to identify such forward-looking statements. Paragon's actual results, performance, or achievements could differ materially from the results expressed in, or implied by, such "forward-looking statements": (1) as a result of factors over which Paragon has no control, including the strength of domestic and foreign economies, sales growth, competition, and certain cost increases; and (2) if the factors on which Paragon's conclusions are based do not conform to its expectations. The forward-looking statements contained in this press release may become outdated over time. Paragon does not assume any responsibility for updating any forward-looking statements. Furthermore, achievement of the objectives of the Company is subject to certain risks, including, but not limited to, those risks outlined in Paragon's filings with the Securities and Exchange Commission, including its annual report on Form 10-K for the year ended December 31, 2008.

     This press release and prior releases are available at www.ptgamex.com.
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